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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (Date of Earliest Event Reported): MAY 2, 2006

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                                NATCO GROUP INC.
             (Exact Name of Registrant as Specified in its Charter)

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            Delaware                   001-15603               22-2906892
    (State of Incorporation)          (Commission             (IRS Employer
                                      File Number)         Identification No.)

           2950 North Loop West, 7th Floor
                    Houston, Texas                               77092
       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's Telephone Number, Including Area Code: (713) 683-9292

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On May 2, 2006, NATCO Group Inc. issued a press release announcing its financial and operating results for the first quarter ended March 31, 2006. This press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and its contents are incorporated by reference into this report.

ITEM 7.01 REGULATION FD DISCLOSURE.

      In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

      NATCO Group is scheduled to hold a conference call on its first quarter 2006 earnings at 9:00 a.m., central time, on May 3, 2006. A recording of the call will be available on our web site for at least 90 days following the date of the call, or you may call 1-888-203-1112 (pass code: 9538426) until 11:59 p.m. on May 17, 2006 to hear a replay of the call.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

    99.1  Press Release dated May 2, 2006

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2006


                                              NATCO Group Inc.

                                              By:  /s/ Richard W. FitzGerald
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                                                   Richard W. FitzGerald
                                                   Senior Vice President & Chief
                                                   Financial Officer

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